UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

ANNUAL REPORT
December 31, 2016

Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedules of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	28

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

Dear Fellow Shareholders,

For the 12 months ended December 31, 2016, the Oakseed Opportunity Fund’s Investor Class gained 8.65% and the Institutional Class returned 8.89% while the S&P 500 Index (with dividends) increased 11.96%. We are disappointed with our performance for both the year and since the Fund’s inception four years ago relative to the benchmark. The Fund’s underperformance since beginning operations can be attributed to the following factors: (1) holding 10% or greater cash for most of the Fund’s first three years, and (2) investing mainly in conservative, low valuation, high dividend yielding securities that underperformed the general market. Regarding the first point, when the Fund first began our intention was to invest cash gradually because we believed valuations appeared high relative to future earnings growth across most sectors of the equity markets. In fact, the Fund’s inaugural year, 2013, saw the S&P 500 rise more than 33%, followed by another 13% gain in 2014, hindering our ability to deploy capital into compelling opportunities. It was only in August 2015, when global equity markets began a period of turbulent conditions that we started to invest more aggressively into securities that while incrementally incurred more risk, offered in our opinion sufficient return potential to merit investment. On our second point, deploying most of the Fund’s capital into lower risk stocks during the first three years did not improve relative returns as we had expected. Comparatively, high growth companies, often trading at much higher valuations, continued to lead the market until late 2015. This phenomenon was particularly punctuated by the emerging or continuing dominance of innovative companies such as Amazon and Netflix, which despite being wary of their valuations, we admire for their leadership, business strategy, and future growth prospects.

While we believe managing risk is as important for long-term success in investing as attempting to maximize returns, in hindsight such conservatism can be justifiably questioned. We recognize that investors have many alternatives to achieve their investment goals, and, along with ourselves, expect better relative results from Oakseed over a fair period of time. We offer no excuses, and humbly acknowledge the lessons learned. However, intuitively we believe it still makes sense that investors who are cautious during periods of robust market returns, and conversely, aggressive during market panics and sell offs, should have a better opportunity to outperform a fully invested, passive benchmark over a complete market cycle. It remains to be seen if our intuition is correct and our execution is successful.

For 2016, the Fund benefitted from our decision to overweight the financial services sector while our increase in healthcare related securities penalized returns. We discussed both groups and why we felt they were compelling in the 2016 Semi Annual Report shareholder letter, and at the time said our financials contributed a modest profit to the Fund. By year-end, particularly after the November elections, financial stocks were leading the overall market indices to new highs and the Fund’s top three contributors for all of 2016 were in this group. We also mentioned in the Semi Annual Report that the healthcare industry had been the Fund’s worst performing sector, and in fact, the same three healthcare stocks highlighted then remained the largest detractors for the full year.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

The largest dollar contributors for 2016 were Citigroup, Goldman Sachs, and JP Morgan Chase. Citigroup had borne the stigma as one of the worst banks (perhaps the worst) during the financial crisis. Requiring government intervention and assistance in order to remain a going concern during 2008, new CEO Michael Corbat since then turned around and transformed Citigroup into a well capitalized and less complex enterprise. With excess capital and a renewed focus on capital return, the company traded at a substantial discount to tangible book value (0.63x tangible book value) when the Fund made its purchase in February 2016. In addition to its low valuation, we believed Citigroup had substantial value to be realized as the company continued to (1) run off their deferred tax assets generated from losses during the financial crisis and (2) run off Citi Holdings, the “ringed in” entity designed to hold “toxic” loans also from the financial crisis. We believed both initiatives would generate additional capital for the company that would inure to shareholders’ benefit. Finally, as we anticipated ultra low interest rates were not likely to persist indefinitely, Citigroup offered additional upside potential from a rise in rates and steepening of the yield curve, which would materially increase net interest income. As such, the company’s stock price appreciated significantly in November post elections as the prospect of the new administration’s policies resulted in interest rate increases globally.

Goldman Sachs is known as one of the premier investment banks in the country. In addition to its corporate finance and investment banking practice, the firm is also a leader in institutional client services such as market making and securities research, proprietary investing (curtailed somewhat by new regulations post financial crisis), and investment and wealth management. Following 2008, the company emphasized more recurring revenue from fee-based services such as asset management, helping to offset some of the volatility in the traditional trading and investment banking activities. Book value per share approximately tripled over the past 10 years, but in June 2016 Goldman Sachs’ stock price was roughly unchanged over the same time period. Along with many other financial services shares, the stock price was impacted especially hard by the United Kingdom’s decision to leave the European Union, falling 7% the day “Brexit” was announced. We took advantage of the opportunity and invested at a valuation of 9.9 times earnings, a discount to tangible book value, and a dividend yield of approximately 2%. Like Citigroup, we believed Goldman Sachs’ operating profits to be highly sensitive to changes in interest rates, and thus the stock price increased significantly from the subsequent rise in rates post the November election. We believe the shares still offer attractive potential returns given the strong prospects for higher earnings growth under the current interest rate environment.

Along with Goldman Sachs, JP Morgan Chase is also one of the preeminent financial institutions in the country. Highly regarded CEO Jamie Dimon capably steered the company through the financial crisis when he opportunistically purchased assets to take advantage of depressed valuations. During the swoon in bank stocks in February 2016, the company’s stock price, like its peers, traded near tangible book value, despite its industry leading 16% return on equity. We felt this was an unjustifiably low valuation given JP Morgan Chase’s status as the country’s largest bank with over $2.6 trillion in assets, the leading credit card issuer based on outstanding loans, the number one investment bank based upon revenue, the highest private bank based on assets, and the third largest asset management firm in the nation. This price dislocation allowed the Fund to purchase shares at what we believed were very attractive prices, and indeed, Dimon himself personally purchased almost $27 million of stock during this time period as well. Like Goldman Sachs and Citigroup, JP Morgan Chase’s stock price rose significantly following the November elections, placing the company as our third largest dollar contributor for the year.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

As mentioned previously, the Fund’s healthcare investments were the largest detractors for both the first half and the full year in 2016, with the chief culprits being Gilead Sciences, Teva Pharmaceuticals, and Express Scripts. Rather than repeat the same exposition we provided in the Fund’s 2016 Semi Annual Report on these specific investments, we thought it would be helpful for shareholders to understand our point of view on the healthcare industry generally, particularly in light of political scrutiny surrounding pharmaceutical pricing.

We have always focused on industries that have performed poorly, whether in healthcare, financial services, or other sectors. Stocks that most investors shun because of negative industry sentiment can often lead to mispricing and therefore the potential for excess returns. Healthcare, after leading the market for the prior four years, began to decline in late 2015 and finished 2016 as the worst performing industry within the overall equity markets.

Historically, the pharmaceutical and biotechnology industry has proven to be a very rewarding group for long-term investors as demand is typically not tied to the general economic cycle and demographic trends have been favorable for decades. The industry provides a necessary good that is worldwide in its scope. Pharmaceutical companies have created many innovative products that are protected by patents for years. These drugs have addressed countless, unmet medical needs, yet there are still many more opportunities for future pharmaceuticals to pursue. Due to this dynamic, branded pharmaceutical and biotechnology companies have enjoyed pricing power, an attribute that confers high returns on capital and significant free cash flow generation for their shareholders. Yet, despite these favorable investment characteristics, it has not always been a smooth ride for investors in the group as from time to time, that very same pricing power becomes the target for political reform.

One of our first experiences with healthcare was in the early 1990s, right after the Clinton administration assumed office and Hillary Clinton and Ira Magaziner were tasked with reforming the healthcare system. Virtually all healthcare stocks fell broadly for two to three years as concerns about price controls for health insurance and pharmaceutical companies created a cloud of uncertainty. In the end, the reform efforts failed and market forces were allowed to continue. Subsequently, healthcare stocks recovered significantly, rewarding patient investors.

The recent elections contain both familiar elements similar to the Clinton administration’s initiative, but also new wrinkles that create additional uncertainty. Specifically, while the 1992 Clinton administration was largely targeting the health insurance industry, both Presidential candidates leading up to the November 2016 elections have focused on drug prices and characterized certain behavior within the industry as egregious. We share some of these concerns, but also think others may be short sighted. For example, Gilead Science’s drugs for hepatitis C often make headlines for costing up to $1000 per pill, a statement that elicits disdain from the media and politicians. The reality, however, is that Gilead Sciences’ drug is a cure for hepatitis C, and as such, is preventing potentially billions of dollars that would be spent on caring for patients that would otherwise be afflicted. In addition, almost all payers receive a discount from stated price with Gilead itself revealing their average “gross to net” pricing in excess of 50%. Nevertheless, we have seen this pattern enough times to know rational, economic arguments seldom prevail in the short run when the government has an agenda.

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

It is therefore difficult to say what will turn around sentiment for the healthcare industry, and even more difficult to say when it will happen. It may well be if the current rhetoric results in another attempt of government intervention that is ultimately abandoned, healthcare stocks will return to favor. We believe time, perhaps a significant amount, will be necessary before our healthcare investments generate the returns we expect from them. Our conviction in their long term-potential comes from a combination of marketed products and earlier stage drugs in the clinical pipeline that offer sizeable opportunities for future revenue and profits. As importantly, valuations for our healthcare stocks are at historical lows, trading from 7 to 14 times earnings, yet generating high double digit returns on equity and copious free cash flow. Patience is perhaps the most important advantage in long-term investing, and we fully recognize it is not easy to be patient at times. Nevertheless, we feel we have the right temperament to focus on a longer time horizon. We believe making investments in unloved stocks today is analogous to our drug companies making research and development expenses: they are necessary investments that decrease current profitability for the prospect of higher potential returns in the future.

Closing
We have deep appreciation for our fellow shareholders who have continued to stick with us through challenging periods. Having significant personal assets in the Fund (we remain the two largest individual shareholders), we are highly motivated to improve both our relative returns and to generate satisfactory absolute gains. We acknowledge our shortcomings, particularly with respect to our relative performance, and as always, strive to do better. Thank you for your investment and support.

Sincerely,

Greg Jackson John Park

Jackson Park Capital, LLC 175 West Canyon Crest Road, Suite 202 Alpine, Utah 84004 www.oakseedfunds.com

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. The Fund may invest a larger portion of its assets in one or more industries than many other mutual funds, and thus will be more susceptible to negative events affecting those industries. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The views were those of the Co-Portfolio Fund Managers as of December 31, 2016, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Institutional Class Shares; Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity and industry group representation. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Institutional Class	8.89%	5.31%	9.89%	12/31/12
Investor Class	8.65%	5.04%	9.59%	12/31/12
S&P 500 Index	11.96%	8.87%	14.33%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 446-4460.

Gross and net expense ratios for the Institutional Class shares were 1.32% and 1.19%, respectively, and for the Investor Class shares were 1.57% and 1.44%, respectively, which were the amounts stated in the current prospectus. The Fund’s Advisor’s contractual agreement to waive its fees and/or pay for operating expenses of the Fund is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 95.0%
	AEROSPACE/DEFENSE – 0.2%
500	TransDigm Group, Inc.	$124,480

	APPAREL MANUFACTURERS – 2.3%
25,000	VF Corp.	1,333,750

	APPLICATIONS SOFTWARE – 2.0%
10,000	Intuit, Inc.	1,146,100

	BROADCAST SERVICES/PROGRAMS – 2.0%
54,000	Grupo Televisa SAB - ADR[1]	1,128,060

	CAPITAL MARKETS – 4.8%
11,500	Goldman Sachs Group, Inc.	2,753,675

	COMMERCIAL SERVICES – 2.0%
27,500	Nielsen N.V.[1]	1,153,625

	COMMERCIAL SERVICES-FINANCE – 2.0%
10,500	S&P Global, Inc.	1,129,170

	COSMETICS & TOILETRIES – 2.9%
40,000	Unilever N.V.[1]	1,642,400

	DIVERSIFIED BANKING INSTITUTION – 8.6%
53,000	Citigroup, Inc.	3,149,790
20,000	JPMorgan Chase & Co.	1,725,800
		4,875,590
	E-COMMERCE/PRODUCTS – 1.3%
25,000	eBay, Inc.*	742,250

	E-COMMERCE/SERVICE – 1.4%
7,000	Expedia, Inc.	792,960

	ELECTRIC PRODUCTS-MISCELLANEOUS – 1.1%
13,500	AMETEK, Inc.	656,100

	FIDUCIARY BANKS – 3.5%
42,000	Bank of New York Mellon Corp.	1,989,960

	FINANCE-CREDIT CARD – 2.1%
16,000	American Express Co.	1,185,280

	HOTELS & MOTELS – 2.9%
20,000	Marriott International, Inc. - Class A	1,653,600

	HUMAN RESOURCES – 3.2%
37,000	Robert Half International, Inc.	1,804,860

	INVESTMENT MANAGEMENT/ADVISORY SERVICES – 2.9%
5,000	Affiliated Managers Group, Inc.*	726,500
12,000	T. Rowe Price Group, Inc.	903,120
		1,629,620
	MEDICAL-DRUGS – 13.0%
9,000	Amgen, Inc.	1,315,890
8,700	Biogen, Inc.*	2,467,146

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEDICAL-DRUGS (Continued)
11,000	Celgene Corp.*	$1,273,250
9,000	Cellectis S.A. - ADR*1	152,550
7,000	Foundation Medicine, Inc.*	123,900
29,000	Gilead Sciences, Inc.	2,076,690
		7,409,426
	MEDICAL-GENERIC DRUGS – 2.0%
31,000	Teva Pharmaceutical Industries Ltd. - ADR[1]	1,123,750

	MEDICAL-WHOLESALE DRUG DISTRIBUTOR – 2.3%
18,000	Cardinal Health, Inc.	1,295,460

	MULTI-LINE INSURANCE – 4.7%
41,000	American International Group, Inc.	2,677,710

	MULTIMEDIA – 4.2%
18,000	Viacom, Inc. - Class B	631,800
17,000	Walt Disney Co.	1,771,740
		2,403,540
	PIPELINES – 3.5%
75,000	Enterprise Products Partners LP	2,028,000

	RETAIL-DISCOUNT – 2.5%
8,800	Costco Wholesale Corp.	1,408,968

	RETAIL-JEWELRY – 0.7%
5,000	Tiffany & Co.	387,150

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 5.3%
46,000	QUALCOMM, Inc.	2,999,200

	SUPER-REGIONAL BANKS-U.S. – 4.6%
30,000	Capital One Financial Corp.	2,617,200

	VETERINARY DIAGNOSTICS – 0.5%
69,000	Kindred Biosciences, Inc.*	293,250

	WEB PORTALS/ISP – 6.5%
3,300	Alphabet, Inc. - Class C*	2,547,006
30,000	Yahoo!, Inc.*	1,160,100
		3,707,106
	TOTAL COMMON STOCKS (Cost $44,874,011)	54,092,240

	PREFERRED STOCKS – 3.0%
	SUPER-REGIONAL BANKS-U.S. – 3.0%
	Wells Fargo & Co.
63,739	8.00%, N/A2, 3	1,684,621

	TOTAL PREFERRED STOCKS (Cost $1,721,122)	1,684,621

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 2.3%
$1,306,601	UMB Money Market Fiduciary, 0.01%[4]	$1,306,601

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,306,601)	1,306,601

	TOTAL INVESTMENTS – 100.3% (Cost $47,901,734)	57,083,462
	Liabilities in excess of other assets – (0.3)%	(151,777)

	TOTAL NET ASSETS – 100.0%	$56,931,685

ADR – American Depository Receipt
LP – Limited Partnership

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Callable.
[3]	Perpetual security. Maturity date is not applicable.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Medical-Drugs	13.0%
Diversified Banking Institution	8.6%
Web Portals/ISP	6.5%
Semicon Components-Integrated Circuits	5.3%
Capital Markets	4.8%
Multi-line Insurance	4.7%
Super-Regional Banks-U.S.	4.6%
Multimedia	4.2%
Pipelines	3.5%
Fiduciary Banks	3.5%
Human Resources	3.2%
Hotels & Motels	2.9%
Cosmetics & Toiletries	2.9%
Investment Management/Advisory Services	2.9%
Retail-Discount	2.5%
Apparel Manufacturers	2.3%
Medical-Wholesale Drug Distributor	2.3%
Finance-Credit Card	2.1%
Commercial Services	2.0%
Applications Software	2.0%
Commercial Services-Finance	2.0%
Broadcast Services/Programs	2.0%
Medical-Generic Drugs	2.0%
E-Commerce/Service	1.4%
E-Commerce/Products	1.3%
Electric Products-Miscellaneous	1.1%
Retail-Jewelry	0.7%
Veterinary Diagnostics	0.5%
Aerospace/Defense	0.2%
Total Common Stocks	95.0%
Preferred Stocks
Super-Regional Banks-U.S.	3.0%
Total Preferred Stocks	3.0%
Short-Term Investments	2.3%
Total Investments	100.3%
Liabilities in excess of other assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $47,901,734)	$57,083,462
Cash deposited with broker	5
Receivables:
Fund shares sold	800
Dividends and interest	24,738
Prepaid expenses	16,443
Total assets	57,125,448

Liabilities:
Payables:
Fund shares redeemed	61,520
Advisory fees	34,970
Distribution fees (Note 6)	1,612
Auditing fees	17,594
Fund accounting fees	12,955
Fund administration fees	12,616
Legal fees	11,055
Transfer agent fees and expenses	11,045
Custody fees	5,431
Trustees' fees and expenses	2,164
Chief Compliance Officer fees	302
Accrued other expenses	22,499
Total liabilities	193,763

Net Assets	$56,931,685

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$47,199,151
Undistributed net realized gain on investments, securities sold short and written options contracts	550,806
Net unrealized appreciation on:
Investments	9,181,728
Net Assets	$56,931,685

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$7,222,504
Shares of benficial interest issued and outstanding	613,557
Redemption price	$11.77

Institutional Class Shares:
Net assets applicable to shares outstanding	$49,709,181
Shares of benficial interest issued and outstanding	4,198,976
Redemption price	$11.84

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $25,626)	$1,439,582
Interest	761
Total investment income	1,440,343

Expenses:
Advisory fees	785,325
Fund administration fees	97,111
Fund accounting fees	62,253
Transfer agent fees and expenses	49,334
Registration fees	36,601
Custody fees	20,507
Distribution fees (Note 6)	20,395
Legal fees	20,016
Auditing fees	17,703
Shareholder reporting fees	13,888
Chief Compliance Officer fees	11,584
Trustees' fees and expenses	7,974
Miscellaneous	6,035
Insurance fees	1,484
Interest expense	309
Total expenses	1,150,519
Advisory fees waived	(178,481)
Net expenses	972,038
Net investment income	468,305

Realized and Unrealized gain (loss) on Investments and Securities Sold Short:
Net realized gain on:
Investments	5,155,608
Securities sold short	678,859
Net realized gain	5,834,467
Net change in unrealized appreciation/depreciation on:
Investments	188,229
Securities sold short	(321,102)
Net change in unrealized appreciation/depreciation	(132,873)
Net realized and unrealized gain on investments and securities sold short	5,701,594

Net Increase in Net Assets from Operations	$6,169,899

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$468,305	$438,060
Net realized gain on investments and securities sold short	5,834,467	6,616,969
Net change in unrealized appreciation/depreciation on investments
and securities sold short	(132,873)	(10,462,591)
Net increase (decrease) in net assets resulting from operations	6,169,899	(3,407,562)

Distributions to Shareholders:
From net investment income:
Investor Class	(9,915)	-
Institutional Class	(212,877)	(100,496)
From net realized gain:
Investor Class	(637,009)	(1,126,839)
Institutional Class	(4,450,884)	(6,068,791)
Total distributions to shareholders	(5,310,685)	(7,296,126)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	935,681	5,534,172
Institutional Class	2,042,794	13,346,673
Reinvestment of distributions:
Investor Class	640,766	1,089,551
Institutional Class	4,646,309	5,904,061
Cost of shares redeemed:
Investor Class	(9,743,523)	(13,373,169)
Institutional Class	(44,662,236)	(35,775,096)
Net decrease in net assets from capital transactions	(46,140,209)	(23,273,808)

Total decrease in net assets	(45,280,995)	(33,977,496)

Net Assets:
Beginning of period	102,212,680	136,190,176
End of period	$56,931,685	$102,212,680

Capital Share Transactions:
Shares sold:
Investor Class	84,029	423,615
Institutional Class	175,328	1,021,399
Shares reinvested:
Investor Class	53,442	90,796
Institutional Class	385,586	489,557
Shares redeemed:
Investor Class	(872,419)	(1,021,887)
Institutional Class	(3,618,749)	(2,737,434)
Net decrease in capital share transactions	(3,792,783)	(1,733,954)

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period Ended December 31, 2012*
Net asset value, beginning of period	$11.82		$13.13		$12.37		$10.00		$10.00
Income from Investment Operations:
Net investment income[1]	0.04		0.02		0.02		0.07		-
Net realized and unrealized gain (loss)	1.01		(0.45)		1.27		2.38		-
Total from investment operations	1.05		(0.43)		1.29		2.45		-

Less Distributions:
From net investment income	(0.02)		-		-		(0.03)		-
From net realized gain	(1.08)		(0.88)		(0.53)		(0.05)		-
Total distributions	(1.10)		(0.88)		(0.53)		(0.08)		-

Net asset value, end of period	$11.77		$11.82		$13.13		$12.37		$10.00

Total return[2]	8.65%		(3.39)%		10.41%		24.47%		-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,223		$15,943		$24,371		$34,902		$20

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.62%	[3]	1.54%	[3]	1.53%	[3]	1.77%	[3]	-
After fees waived and expenses absorbed	1.40%	[3]	1.41%	[3]	1.40%	[3]	1.41%	[3]	-
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.12%		(0.01)%		(0.01)%		0.19%
After fees waived and expenses absorbed	0.34%		0.12%		0.12%		0.55%		-

Portfolio turnover rate	96%		86%		123%		71%		-

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]
If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2016. For the prior periods, the ratios would have been lowered by 0.01%, 0.00%, and 0.01%, respectively.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015		For the Year Ended December 31, 2014		For the Year Ended December 31, 2013		For the Period Ended December 31, 2012*
Net asset value, beginning of period	$11.89		$13.18		$12.39		$10.00		$10.00
Income from Investment Operations:
Net investment income[1]	0.07		0.05		0.05		0.09		-
Net realized and unrealized gain (loss)	1.01		(0.45)		1.28		2.40		-
Total from investment operations	1.08		(0.40)		1.33		2.49		-

Less Distributions:
From net investment income	(0.05)		(0.01)		(0.01)		(0.05)		-
From net realized gain	(1.08)		(0.88)		(0.53)		(0.05)		-
Total distributions	(1.13)		(0.89)		(0.54)		(0.10)		-

Net asset value, end of period	$11.84		$11.89		$13.18		$12.39		$10.00

Total return[2]	8.89%		(3.12)%		10.69%		24.86%		-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$49,709		$86,270		$111,819		$76,482		$2,980

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.37%	[3]	1.29%	[3]	1.28%	[3]	1.52%	[3]	-
After fees waived and expenses absorbed	1.15%	[3]	1.16%	[3]	1.15%	[3]	1.16%	[3]	-
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.37%		0.24%		0.24%		0.44%		-
After fees waived and expenses absorbed	0.59%		0.37%		0.37%		0.80%		-

Portfolio turnover rate	96%		86%		123%		71%		-

*	Commencement of operations
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]
If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2016. For the prior periods, the ratios would have been lowered by 0.01%, 0.00%, and 0.01%, respectively.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended December 31, 2016 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2016, the Advisor waived $178,481 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At December 31, 2016, the amount of these potentially recoverable expenses was $519,851. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2017	$169,602
2018	171,768
2019	178,481
Total	$519,851

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2016, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for year ended December 31, 2016 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$47,826,753

Gross unrealized appreciation	$9,881,295
Gross unrealized depreciation	(624,586)

Net unrealized appreciation on investments	$9,256,709

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions and investments in partnerships.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$1,673	$(245,513)	$243,840

As of December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	475,825
Tax accumulated earnings	475,825

Accumulated capital and other losses	-
Net unrealized appreciation on investments	9,256,709
Total accumulated earnings	$9,732,534

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The tax character of distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

Distribution paid from:	2016	2015
Ordinary income	$221,891	$225,436
Long-term capital gains	5,088,794	7,070,690
Total distributions paid	$5,310,685	$7,296,126

Note 5 – Investment Transactions
For the year ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were $72,378,148 and $118,804,492, respectively. Proceeds from securities sold short and cover short securities, were $0 and $2,649,233, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to the Investor Class, payable to IMST DistribuFin maytors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended December 31, 2016, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2016, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$54,092,240	$-	$-	$54,092,240
Preferred Stocks	1,684,621	-	-	1,684,621
Short-Term Investments	1,306,601	-	-	1,306,601
Total Assets	$57,083,462	$-	$-	$57,083,462

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 11 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of Oakseed Opportunity Fund

We have audited the accompanying statement of assets and liabilities of the Oakseed Opportunity Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the one day period ended December 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oakseed Opportunity Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the one day period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended December 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended December 31, 2016, 100.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-term Capital Gain
For the year ended December 31, 2016, the Fund designates $5,088,794 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 446-4460. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	78	None.
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on December 5-7, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Jackson Park Capital, LLC (the “Investment Advisor”) with respect to the Oakseed Opportunity Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Fund; reports comparing the performance of the Fund with returns of the S&P 500 Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its All-Cap Core institutional fund universe (the “Performance Universe”) for the one- and three-year periods ended September 30, 2016; and reports comparing the investment advisory fees and total expenses of the Fund with those of the Peer Group and the Large Blend fund universe (the “Expense Universe”).  The Board also received a memorandum from the independent legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
With respect to the performance results of the Fund, the meeting materials indicated that the annualized total return for the three-year period was above the Peer Group and Performance Universe median returns, but below the S&P 500 Index return by 3.32%.  The total return of the Fund for the one-year period was below the Performance Universe median return, the Peer Group median return, and the S&P 500 Index return by 1.89%, 1.93%, and 5.38%, respectively. The Trustees considered the Investment Advisor’s explanation that the Fund’s underperformance relative to the Peer Group was due to the United Kingdom’s unexpected vote to leave the European Union, which disrupted worldwide financial markets and affected the Fund more than the Peer Group due to the Fund’s 28% holdings in financial related companies at the time of the vote.  The Trustees also noted Morningstar’s observation that all funds in the Peer Group trailed the S&P 500 Index during the three-year period because they have a broader market-capitalization allocation than the Index, and stocks of small- and mid-cap companies underperformed relative to large-cap companies during the period.  In addition, the Trustees noted that on a trailing three-year basis, the Fund’s risk score and standard deviation were among the lowest of all the funds in the Peer Group.

The Board also considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Oakseed Opportunity Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fee and Expense Ratio
With respect to the advisory fee and expenses paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Expense Universe medians by 0.20% and 0.30%, respectively.  The Trustees noted the Investment Advisor’s explanation that the Fund’s investment mandate is global and all-capitalization in nature, which requires more analytical resources for research relative to funds in the Expense Universe.  The Trustees also noted that from the inception of the Fund, the Investment Advisor created a ten basis point breakpoint in the advisory fee at the $1 billion asset level.  The Trustees considered that the Investment Advisor does not manage any other accounts, and therefore it was not possible to compare the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor.

The meeting materials indicated that the annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median and the Expense Universe median by 0.15% and 0.37%, respectively.  The Trustees noted, however, that because the Fund’s advisory fees were above the Peer Group and Expense Universe medians, it was not surprising that the Fund’s total expenses were above the medians as well.  They also noted that the average net assets of the Fund were smaller than the average net assets of funds in the Peer Group and significantly smaller than the average net assets of funds in the Expense Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended September 30, 2016.  The Board noted that the Investment Advisor had waived a portion of its advisory fee, and determined that the Investment Advisor’s profit level was reasonable.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board noted that the Fund’s advisory fee schedule included a fee breakpoint at the $1 billion asset level, which was designed to pass any benefits of economies of scale to the Fund’s shareholders.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended December 31, 2016 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/16	12/31/16	7/1/16 – 12/31/16
Investor Class	Actual Performance	$1,000.00	$1,095.80	$7.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.07	7.13
Institutional Class	Actual Performance	1,000.00	1,098.20	6.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.41% and 1.15% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Oakseed Opportunity Fund
A series of Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 446-4460. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 446-4460

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-446-4460.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$14,950	$14,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	03/10/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	03/10/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	03/10/2017